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                                                                 EXHIBIT 10.14.1


                                     PREPARED BY AND AFTER RECORDING, RETURN TO:
                                     Steven K. Bender, Esquire
                                     Long Aldridge & Norman LLP
                                     Suite 5300
                                     303 Peachtree Street
                                     Atlanta, Georgia 30308

                                     PLEASE CROSS-REFERENCE TO:
                                     Access and Utility Easement Agreement
                                     Recorded at Deed Book 201, Page 666, Heard
                                     County, Georgia Records.

     AMENDMENT TO ACCESS AND UTILITY EASEMENT AGREEMENT

     This AMENDMENT TO ACCESS AND UTILITY EASEMENT AGREEMENT (hereinafter referred to as the "Amendment") is made and entered into as of the 31st day of December, 2001 by and between the TENASKA, INC., a Delaware corporation, its successors, successors-in-title and assigns ("Grantor"), and TENASKA GEORGIA PARTNERS, L.P., a Delaware limited partnership ("Grantee") (the words "Grantor" and "Grantee" to include their respective successors, successors-in-title and assigns where the context requires or permits).

                                  WITNESSETH:

     WHEREAS, Grantor and Grantee previously entered into that certain Access and Utility Easement Agreement dated November 10, 1999, recorded at Deed Book 201, Page 666, Heard County, Georgia Records (hereinafter referred to as the "Easement Agreement"); and

     WHEREAS, Grantor and Grantee desire to further amend the Easement Agreement to reflect the agreement between Grantor and Grantee to increase the width of the Easement Area from eighty feet (80') to one hundred feet (100') along its entire length; and

     WHEREAS, Grantor and Grantee, in accordance with the terms of Section 2 of the Easement Agreement, desire to amend the Easement Agreement to (i) limit the rights granted to Grantee under the Easement Agreement to the one hundred foot (100') wide Easement Area identified and described in EXHIBIT "C" attached to this Amendment and incorporated herein by reference, and (ii) to fully release and discharge the remainder of the Grantor Property described on EXHIBIT "A" of the Easement Agreement, lying outside the one hundred foot (100') wide Easement Area, from the Easement Agreement;

     NOW, THEREFORE, for and in consideration of TEN AND NO/100 DOLLARS ($10.00) paid by Grantor to Grantee, the premises, and other good and valuable consideration, the receipt on or before the date hereof and legal sufficiency of which is hereby acknowledged by Grantee, Grantor and Grantee hereby amend the Easement Agreement as follows:

     1. Each and every reference in the Easement Agreement to "eighty foot (80')" and "eighty feet (80')" with regard to the width of the Easement Area is hereby deleted, and the words "one hundred foot (100')" and "one hundred feet (100')," respectively, are hereby inserted in lieu thereof.

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     2. Pursuant to Paragraph 2 of the Easement Agreement, the Grantee has
identified with specificity the one hundred foot (100') wide portion of the Grantor Property described on EXHIBIT "C" attached to this Amendment which shall hereinafter serve as the Easement Area under the Easement Agreement, and Grantor hereby accepts and agrees to the new limited location for the Easement Area. Accordingly, Grantor and Grantee agree that from and after the date of this Amendment, the term "Easement Area" as used in the Easement Agreement shall mean and refer to, and only to, the one hundred foot (100') wide strip of land identified and described on EXHIBIT "C" attached hereto and made a part hereof. The Easement Agreement is hereby amended to attach and include as EXHIBIT "C" thereto, the EXHIBIT "C" attached to this Amendment, and made a part hereof. Grantor and Grantee hereby acknowledge and agree that, with the sole exception of the one hundred foot (100') wide strip of land described on EXHIBIT "C" attached to this Amendment, the Easement Agreement shall no longer encumber the Grantor Property, as defined in the Easement Agreement and described on EXHIBIT "A" attached thereto, and the real property which is subject to the rights granted to Grantee under the Easement Agreement are hereby limited solely to the one hundred foot (100') strip of land described on EXHIBIT "C" attached hereto. Grantee hereby forever fully releases and discharges the remainder of the Grantor Property described on EXHIBIT "A" of the Easement Agreement, lying outside the one hundred foot (100') wide strip of land described on EXHIBIT "C", from the Easement Agreement and any rights of Grantee under the Easement Agreement.

     3. All references in the Easement Agreement to the "Agreement," "this Agreement," "this agreement" and terms of similar import, shall mean and refer to the Easement Agreement defined above as amended by this Amendment.

     4. The preamble of this Amendment is incorporated in and made a part of this Amendment.

     5. Except as otherwise amended hereby, the Easement Agreement is hereby ratified and reaffirmed, and all other terms and conditions of the Easement Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, this Amendment is executed as of the day and year first above written.

Signed, sealed and delivered           GRANTOR:
in the presence of:

  /s/                                  TENASKA, INC., a Delaware corporation
----------------------------------
Unofficial Witness                     By: /s/ Jerry K. Crouse            (SEAL)
                                          --------------------------------
                                       Print Name:  Jerry K. Crouse
                                                  ------------------------------
                                       Title: Vice President
  /s/                                        -----------------------------------
----------------------------------
Notary Public                                      [CORPORATE SEAL]

My Commission Expires:
                      ------------

          (NOTARY SEAL)
              [SIGNATURES CONTINUE ON FOLLOWING PAGE]

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Signed, sealed and delivered              GRANTEE:
in the presence of:
                                          TENASKA GEORGIA PARTNERS, L.P., a
 /s/                                      Delaware  limited partnership
------------------------------------
Unofficial Witness
                                          By:  Tenaska Georgia, Inc., a Delaware
 /s/                                           corporation, its General Partner
------------------------------------
Notary Public                                  By: /s/ Larry V. Pearson   (SEAL)
                                                  ------------------------

My Commission Expires:                         Print Name: Larry V. Pearson
                      --------------                      ----------------------

                       (NOTARY SEAL)           Title: Vice President
                                                     ---------------------------

                                                         [CORPORATE SEAL]
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                                  EXHIBIT "C"

                       LEGAL DESCRIPTION OF EASEMENT AREA

     ALL THAT TRACT OR PARCEL OF LAND SITUATE, LYING AND BEING IN LAND LOT 237 OF THE THIRD LAND DISTRICT OF HEARD COUNTY GEORGIA, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

     COMMENCING AT A METAL FENCE POST FOUND AT THE INTERSECTION OF THE EASTERN LAND LOT LINE OF LAND LOT 237 WITH THE SOUTHERN MARGIN OF GEORGE BROWN ROAD (R/W VARIES), SAID POINT BEING THE POINT OF REFERENCE FOR THE HEREIN DESCRIBED PARCEL OF LAND.

     THENCE, the said POINT OF REFERENCE, North 01 degrees 19 minutes 00 seconds East for a distance of 20.09 feet to a point,

     THENCE North 68 degrees 54 minutes 04 seconds West for a distance of 72.62 feet to a point.

     THENCE along a curve to the right having a radius of 756.20 feet and an arc length of 8.10 feet, being subtended by a chord of North 83 degrees 18 minutes 12 seconds West for a distance of 8.10 feet to a point, said point being the POINT OF BEGINNING.

     THENCE, from the said POINT OF BEGINNING, South 05 degrees 03 minutes 08 seconds West for a distance of 95.87 feet to a point;

     THENCE along a curve to the right having a radius of 193.00 feet and an arc length of 212.91 feet, being subtended by a chord of South 36 degrees 39 minutes 22 seconds West for a distance of 202.28 feet to a point;

     THENCE South 68 degrees 15 minutes 37 seconds West for a distance of 266.97 feet to a point;

     THENCE South 74 degrees 00 minutes 14 seconds West for a distance of 140.81 feet to a point;

     THENCE along a curve to the left having a radius of 41.00 feet and an arc length of 45.08 feet, being subtended by a chord of South 42 degrees 30 minutes 17 seconds West, for a distance of 42.84 feet to a point;

     THENCE North 05 degrees 00 minutes 38 seconds West for a distance of 124.07 feet to a point;

     THENCE along a curve to the right having a radius of 141.00 feet and an arc length of 12.91 feet, being subtended by a chord of North 71 degrees 22 minutes 54 seconds East for a distance of 12.90 feet to a point;

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     THENCE North 74 degrees 00 minutes 14 seconds East for a distance of 135.80 feet to a point;

     THENCE North 68 degrees 15 minutes 37 seconds East for a distance of 261.95 feet to a point;

     THENCE along a curve to the left having a radius of 93.00 feet and an arc length of 102.60 feet, being subtended by a chord of North 36 degrees 39 minutes 22 seconds East for a distance of 97.47 feet to a point;

     THENCE North 05 degrees 03 minutes 08 seconds East for a distance of 105.96 feet to a point;

     THENCE along a curve to the left having a radius of 756.20 feet and an arc length of 100.58 feet, being subtended by a chord of South 79 degrees 11 minutes 10 seconds East for a distance of 100.51 feet to the said POINT OF BEGINNING.

     Said described property lying and being situated in Land Lot 237 of the Third Land District of Heard County, Georgia and contains 1.57 acres more or less, and is that same tract or parcel of land shown on that certain Boundary and Easement Survey entitled "HEARD COUNTY POWER GENERATION SITE for TENASKA, INC., TENASKA GEORGIA, INC., TENASKA GEORGIA I, LP, TENASKA GEORGIA PARTNERS, LP, FIDELITY NATIONAL TITLE INSURANCE COMPANY OF NEW YORK, STEWART TITLE GUARANTY COMPANY, HEARD COUNTY DEVELOPMENT AUTHORITY, THE CHASE MANHATTAN BANK AS TRUSTEE AND COLLATERAL AGENT & GEORGIA POWER COMPANY," prepared by Donaldson, Garrett, & Associates, Inc., bearing the seal and certification of James W. Newberry, Jr., Georgia Registered Land Surveyor No. 2558, dated January 23, 2001, last revised December 19, 2001.

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